SUPPLEMENT

DATED MAY 8, 2014 TO THE FOLLOWING PROSPECTUSES:

AMERICAN FUNDS ASSET ALLOCATION HLS FUND

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH HLS FUND

AMERICAN FUNDS BOND HLS FUND

AMERICAN FUNDS GLOBAL BOND HLS FUND

AMERICAN FUNDS GLOBAL GROWTH AND INCOME HLS FUND

AMERICAN FUNDS GLOBAL GROWTH HLS FUND

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION HLS FUND

AMERICAN FUNDS GROWTH HLS FUND

AMERICAN FUNDS GROWTH-INCOME HLS FUND

AMERICAN FUNDS INTERNATIONAL HLS FUND

AMERICAN FUNDS NEW WORLD HLS FUND

(EACH AN “ACQUIRED FUND” AND

COLLECTIVELY, THE “ACQUIRED FUNDS”)

EACH PROSPECTUS

DATED MAY 1, 2014

(EACH OF THE ABOVE IS A SERIES OF HARTFORD SERIES FUND, INC.)

PROPOSED REORGANIZATION OF EACH ACQUIRED FUND

WITH AND INTO A CORRESPONDING NEWLY ORGANIZED SERIES OF

HIMCO VARIABLE INSURANCE TRUST

At a meeting held on May 6, 2014, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of each Acquired Fund, the reorganization of the Acquired Fund with and into a corresponding series of HIMCO Variable Insurance Trust (each an “Acquiring Fund”) (the “Reorganization”). Each Acquiring Fund is a newly organized series of HIMCO Variable Insurance Trust.

The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Acquired Funds to be held in September 2014, for the purpose of seeking approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of each Acquired Fund. If approved, each Reorganization is expected to occur in October 2014.

A proxy statement containing detailed information concerning the Reorganizations is expected to be mailed to the shareholders of each Acquired Fund in July 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.